Exhibit 23.2
                                  ------------





                                   CONSENT OF
                     INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 5, 2004 relating to the financial statements of Paradigm Medical Industries, Inc., and to the reference to our Firm in the Registration Statement.



/s/ Tanner LC





Salt Lake City, Utah
June 22, 2005